                                                                    Exhibit 99.2

Combined Statement of Income
GLOBAL PAYMENTS INC.
(in thousands)
================================================================================

                                                         FY 00 ACTUAL                                FY 00 NORMALIZED
                                       -----------------------------------------------  --------------------------------------------
                                         Qtr 1    Qtr 2    Qtr 3    Qtr 4  Total Year    Qtr 1   Qtr 2   Qtr 3   Qtr 4  Total Year
                                       -----------------------------------------------  --------------------------------------------
Revenue
Merchant Services                      $84,202  $78,835  $76,324  $78,901    $318,262  $78,662  $76,556  $74,479  $76,830  $306,527
Funds Transfer                           5,626    5,339    5,503    5,303      21,771    5,335    5,100    5,137    5,084    20,656
                                       ----------------------------------------------- ---------------------------------------------
                                        89,828   84,174   81,827   84,204     340,033   83,997   81,656   79,616   81,914   327,183

Operating expenses:
   Cost of service                      46,022   45,891   44,541   45,025     181,479   43,808   43,898   42,993   43,339   174,038
   Sales, general and administrative    23,267   23,008   23,866   25,201      95,342   22,962   22,517   23,620   24,886    93,985
                                       ----------------------------------------------- ---------------------------------------------
                                        69,289   68,899   68,407   70,226     276,821   66,770   66,415   66,613   68,225   268,023
                                       ----------------------------------------------- ---------------------------------------------
Operating income                        20,539   15,275   13,420   13,978      63,212   17,227   15,241   13,003   13,689    59,160

EBITDA                                  25,668   20,375   18,074   19,123      83,240   22,356   20,341   17,657   18,834    79,188

Other income/(expense)
   Interest and other income               283      361      513     (361)        796      283      361      513     (361)      796
   Interest and other expense           (1,522)  (1,657)  (1,626)  (1,314)     (6,119)  (1,680)  (1,815)  (1,784)  (1,473)   (6,752)
   Minority interest in earnings        (1,071)    (923)  (1,031)  (1,092)     (4,117)  (1,071)    (923)  (1,031)  (1,092)   (4,117)
                                       ----------------------------------------------- ---------------------------------------------
                                        (2,310)  (2,219)  (2,144)  (2,767)     (9,440)  (2,468)  (2,377)  (2,302)  (2,926)  (10,073)

                                       ----------------------------------------------- ---------------------------------------------
Income before income taxes              18,229   13,056   11,276   11,211      53,772   14,759   12,864   10,701   10,763    49,087
 Income Taxes                            7,025    5,033    4,346    4,321      20,725    5,688    4,958    4,126    4,149    18,921
                                       ----------------------------------------------- ---------------------------------------------
 Net Income                             11,204    8,023    6,930    6,890      33,047    9,071    7,906    6,575    6,614    30,166

                                       =============================================== =============================================
 Basic Shares                           27,101   26,701   26,336   26,204      26,586   27,101   26,701   26,336   26,204    26,586
 Basic Earnings per Share              $  0.41  $  0.30  $  0.26  $  0.26    $   1.24  $  0.33  $  0.30  $  0.25  $  0.25  $   1.13
                                       =============================================== =============================================

 Pro Forma Diluted Shares               27,348   26,878   26,561   26,384      26,793   27,348   26,878   26,561   26,384    26,793
 Pro Forma Diluted Earnings per Share  $  0.41  $  0.30  $  0.26  $  0.26    $   1.23  $  0.33  $  0.29  $  0.25  $  0.25  $   1.13
                                       =============================================== =============================================

Combined Statement of Income
GLOBAL PAYMENTS INC.

(in thousands)
--------------------------------------------------------------------------------

                                                       FY 01 ACTUAL                                   FY 01 NORMALIZED
                                       -----------------------------------------------  --------------------------------------------
                                         Qtr 1    Qtr 2    Qtr 3    Qtr 4  Total Year    Qtr 1   Qtr 2  Qtr 3    Qtr 4  Total Year
                                       -----------------------------------------------  --------------------------------------------
Revenue
Merchant Services                      $82,076 $77,752   $76,745  $ 98,406    $334,979 $80,053  $76,895   $76,745 $ 98,406 $332,099
Funds Transfer                           5,115   4,879     3,929     4,293      18,216   5,115    4,879     3,929    4,293   18,216
                                       ----------------------------------------------- ---------------------------------------------
                                        87,191  82,631    80,674   102,699     353,195  85,168   81,774    80,674  102,699  350,315

Operating expenses:
   Cost of service                      45,881  43,250    44,607    58,651     192,389  44,296   42,563    44,607   55,655  187,121
   Sales, general and administrative    24,729  23,409    24,101    30,639     102,878  24,502   23,238    24,101   30,639  102,480
   Restructuring and other                   -       -         -     4,882       4,882       -        -         -        -        -
                                       ----------------------------------------------- ---------------------------------------------
                                        70,610  66,659    68,708    94,172     300,149  68,798   65,801    68,708   86,294  289,601
                                       ----------------------------------------------- ---------------------------------------------
Operating income                        16,581  15,972    11,966     8,527      53,046  16,370   15,973    11,966   16,405   60,714

EBITDA                                  21,497  20,871    16,958    15,476      74,802  21,285   20,872    16,958   23,354   82,469

Other income/(expense)
   Interest and other income               700     530       260       549       2,039     700      530       260      549    2,039
   Non-cash loss on investment               -       -         -    (5,000)     (5,000)      -        -         -        -        -
   Interest and other expense           (1,791) (1,599)   (1,425)   (1,356)     (6,171) (2,205)  (2,013)   (1,425)  (1,356)  (6,999)
   Minority interest in earnings        (1,427) (1,233)   (1,295)   (1,475)     (5,430) (1,427   (1,233)   (1,295)  (1,475)  (5,430)
                                       ----------------------------------------------- ---------------------------------------------
                                        (2,518) (2,302)   (2,460)   (7,282)    (14,562) (2,932)  (2,716)   (2,460)  (2,282) (10,390)
                                       ----------------------------------------------- ---------------------------------------------
Income before income taxes              14,063  13,670     9,506     1,245      38,484  13,438   13,257     9,506   14,123   50,324
 Income Taxes                            5,414   5,263     3,660       479      14,816   5,174    5,104     3,660    5,437   19,375
                                       ----------------------------------------------- ---------------------------------------------
 Net Income                              8,649   8,407     5,846       766      23,668   8,264    8,153     5,846    8,686   30,949
                                       =============================================== =============================================

 Basic Shares                           26,222  26,311    26,475    34,339      28,616  26,222   26,311    26,475   34,339   28,616
 Basic Earnings per Share              $  0.33 $  0.32   $  0.22  $   0.02    $   0.83 $  0.32  $  0.31   $  0.22 $   0.25 $   1.08
                                       =============================================== =============================================

 Pro Forma Diluted Shares               26,403  26,716    27,080    35,224      29,134  26,403   26,716    27,080   35,224   29,134
 Pro Forma Diluted Earnings per Share  $  0.33 $  0.31   $  0.22  $   0.02    $   0.81 $  0.31  $  0.31   $  0.22 $   0.25 $   1.06
                                       =============================================== =============================================